              V A N  K A M P E N  A M E R I C A N  C A P I T A L


                                   PACE FUND


                                 Annual Report
                                 June 30, 1997


                                    Picture
                                      FPO

          ---- A Wealth of Knowledge . A Knowledge of Wealth sm ----


                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Shareholders..............................................   1

Performance Results.................................................   3

Portfolio Highlights................................................   4

Performance in Perspective..........................................   5

Portfolio Management Review.........................................   6

Equity Management Philosophy........................................   8

Portfolio of Investments............................................   9

Statement of Assets and Liabilities.................................  20

Statement of Operations.............................................  21

Statement of Changes in Net Assets..................................  22

Financial Highlights................................................  23

Notes to Financial Statements.......................................  26

Report of Independent Accountants...................................  31

Pace ANR 8/97

                            Letter to Shareholders

                                [PHOTO OF Dennis J. McDonnell and Don G. Powell]


July 24, 1997

Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. Earlier this year, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.

     One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

     We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

Economic Overview

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.

     Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

     In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

Market Overview

     With a solid underpinning of record profits, strong economic growth, and low inflation, the U.S. equity market continued its torrid performance during the first half of 1997. For a brief time this spring, however, investors worried that growth was too robust and that higher interest rates were on the way. Those fears pushed stock prices lower by about 10 percent over a one-month period beginning in mid-March.

                                       1                Continued on page two

     By mid-April, signs that the economy was cooling began to emerge, and stocks skyrocketed to a series of record highs. The Wilshire 5000 Index of all publicly traded domestic companies gained 16.65 percent during the first six months of the year and increased by 25.95 percent over the 12 months through June 30. Low inflation allowed the market's price/earnings multiple to remain high, while strong growth in corporate profits provided solid support for stock prices.
     Within the equity market, most of the gains were generated by large-capitalization stocks. The Russell 1000 Index of large companies gained 17.57 percent over the six months through June 30, almost double the return of the Russell 2000 Index of small-capitalization companies. Consumer non-cyclicals such as beverages and pharmaceuticals were among the top-performing industry groups, although the rally broadened by the end of June to include sectors that had previously been laggards, including cyclicals and small-company stocks.

Outlook

     We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the relatively sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility.
     We believe that equities should continue to do well given the likely continuation of the moderate-growth, low-inflation environment. We are concerned, however, that the lengthy series of record highs in the U.S. stock market is creating unreasonable expectations among some investors. Valuations are extended and investment sentiment is exceptionally optimistic. Under such circumstances, a mild correction would not be unusual.
     We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our fund shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.
     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,


/s/ Don G. Powell                            /s/ Dennis J. McDonnell
---------------------------                  ---------------------------
Don G. Powell                                Dennis J. McDonnell
Chairman                                     President
Van Kampen American Capital                  Van Kampen American Capital
Asset Management, Inc.                       Asset Management, Inc.

            Performance Results for the Period Ended June 30, 1997

                     Van Kampen American Capital Pace Fund

                                              A Shares     B Shares     C Shares
Total Returns
One-year total return based on NAV/1/.......   30.06%        29.08%      29.04%
One-year total return/2/....................   22.55%        24.08%      28.04%
Five-year average annual total return/2/....   15.30%        15.56%        N/A
Ten-year average annual total return/2/.....   10.69%          N/A         N/A
Life-of-Fund average annual total return/2/.   12.98%        13.15%      16.11%
Commencement Date...........................  07/22/69      01/10/92    08/27/93

N/A = Not Applicable
/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).
/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares). See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.
Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

                   Van Kampen American Capital Pace Fund

Top Ten Holdings as a Percentage of Long-Term Investments

                                                 As of             As of
                                             June 30, 1997   December 31, 1996
VKAC Small Capitalization Fund.................   3.1%  .........  3.4%
Philip Morris Cos., Inc........................   2.9%  .........  3.7%
Compaq Computer Corp...........................   1.6%  .........  0.4%
Tele-Communications International, Inc.........   1.4%  .........  1.2%
BankAmerica Corp...............................   1.2%  .........  1.0%
Conseco, Inc...................................   1.1%  .........  0.9%
Bristol-Myers Squibb Co........................   1.1%  .........  0.9%
WMX Technologies, Inc..........................   1.1%  .........  1.4%
Schering-Plough Corp...........................   1.1%  .........  0.6%
Merck & Co., Inc...............................   1.1%  .........  1.3%

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of June 30, 1997                      As of December 31, 1996
Finance........................  17%     Finance.......................  18%
Technology.....................  17%     Technology....................  16%
Health Care....................  11%     Consumer Non-Durables.........  10%
Utilities......................   9%     Health Care...................   9%
Consumer Non-Durables..........   9%     Producer Manufacturing........   7%

Asset Allocation as a Percentage of Total Investments

As of June 30, 1997

[_] Stocks ..............  95%                [PIE CHART]
[_] Cash Equivalents ....   5%


As of December 31, 1996

[_] Stocks ..............  91%                [PIE CHART]
[_] Cash Equivalents ....   9%

                Putting Your Fund's Performance in Perspective

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Illustrate the general market environment in which your investments are being managed

     . Reflect the impact of favorable market trends or difficult market conditions

     . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. The Standard & Poor's 500 Index is a broad-based, unmanaged statistical composite, and does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Growth Fund Index does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     Growth of a Hypothetical $10,000 Investment
     Van Kampen American Capital Pace Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index (June 30, 1987 through June 30, 1997)


                         VKAC Pace     Lipper Growth Fund      Standard & Poor's
Jun-1987                    $9,424                $10,000                $10,000
    Dec-1987                $7,455                 $8,407                 $8,257

    Dec-1988                $8,357                 $9,595                 $9,619

    Dec-1989               $10,744                $12,231                $12,658

    Dec-1990               $10,120                $11,568                $12,264

    Dec-1991               $13,331                $15,771                $15,984

    Dec-1992               $13,916                $16,975                $17,200

    Dec-1993               $15,423                $19,008                $18,926

    Dec-1994               $14,853                $18,710                $19,183

    Dec-1995               $19,725                $24,819                $26,366

    Dec-1996               $23,780                $29,157                $32,404

    Jun-1997               $27,624                $33,647                $39,075







The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          Portfolio Management Review

                     Van Kampen American Capital Pace Fund


We recently spoke to the management team of the Van Kampen American Capital Pace Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Alan T. Sachtleben, chief investment officer of equity investments, portfolio co-managers Jeff D. New, B. Robert Baker, Jr., and John M. Cunniff, and associate portfolio managers Edith Barry and Jason Leder. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1997.

Q    What economic factors influenced the market during the reporting period?
A The rare combination of moderate economic growth and historically low inflation provided a nearly ideal environment for equity investments and drove the stock market to new heights. The Fund's fiscal year began on a low note in July of 1996, as small- and mid-capitalization stocks were struggling to rebound from a broad market correction. But by the end of July, technology and financial stocks were leading the equity markets upward. The economy's sluggish third quarter was followed by a strong fourth quarter, and corporate earnings came in slightly better than expected. This boosted stocks through the end of the year, generally favoring large, well-established companies over their smaller competitors.
     The economy grew at a remarkably strong pace in the first quarter of 1997, which caused investors to worry that inflation might become a problem. This concern increased volatility in stock prices and precipitated a month-long market correction in mid-March that wiped out all year-to-date gains. Stocks rebounded quickly after economic data was released in April showing negligible inflation and hints of a slowdown in growth. In May, the Dow Jones Industrial Average rallied to record-breaking heights and recouped its losses. Again, large-cap stocks outperformed smaller, more erratic issues during this volatile period. The reporting period ended on a positive note, as stocks continued to surge ahead through the end of June.

Q Given these events, what was your strategy in managing the Fund to meet its objective?
A Our investment strategy doesn't change: the Fund emphasizes investments in common stocks of large, well-established companies with above-average growth rates. We use what is known as a "bottom up" stock selection process. This means we evaluate stocks one by one and make purchases wherever we find a good opportunity, rather than maintaining defined sector allocations. However, we do make sure that the portfolio is broadly diversified, with investments across many sectors. Finally, we maintain a policy of keeping the Fund fully invested. Accordingly, we didn't move a large portion of the Fund's assets into cash when the stock market dropped in March. As a result, the Fund's stock holdings recovered quickly when the market rebounded in May.

Q    What changes did you make to the portfolio?
A As a result of our bottom-up strategy, our sector weightings were a reflection of where we found good opportunities on a stock-by-stock basis.
The financial sector was the strongest group overall. Here, we held a mixture of securities from insurance groups such as Travelers Group, Inc. and Conseco, Inc. and banking institutions such as the Federal National Mortgage Association and BankAmerica Corp. Another strong sector was health care--major pharmaceutical firms such as Merck & Co., Inc., Bristol-Myers Squibb Co., and Schering Plough Corp. bolstered the portfolio during the reporting period.
     We had a large weighting in the technology sector, and companies such as Intel Corp., Microsoft Corp., BMC Software, Inc., and Compaq Computer Corp. served the portfolio well during the reporting period. We see Compaq as especially attractive to us now, since visiting the company this spring. They recently appointed a new chief financial officer who has focused on increasing profitability and reducing inventory, and a leaner inventory should help the company lower their risks and operating costs. Compaq's stock price has appreciated over 100 percent during the reporting period.
     One of our largest holdings is Tele-Communications, Inc. (TCI), a cable television operator. Last year, TCI's subscriber growth was on the decline due to concerns about competition with satellite television and phone companies, and the stock suffered as a result. Recently, several factors have worked to TCI's advantage: subscriber growth has leveled off, satellites are no longer consid-ered an imminent threat, and a new chief executive officer is focused on improving cash flows and paying off debt. The stock price has responded and has been on the rise since April.
     Finally, we reduced our position in WMX Technologies, Inc., whose stock price has been flat this year. The company recently completed a restructuring process and is in the midst of a search for a new chief executive officer. We've continued to hold onto the stock because we believe its price could appreciate when the management issues are resolved. For additional Fund portfolio highlights, please refer to page four.

Q    How did the Fund perform during the reporting period?

A The Fund benefited from the recent success of large, growth-oriented stocks, achieving a 12-month total return of 30.06 percent/1/ (Class A shares at net asset value) as of June 30, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 34.63 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 25.57 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the largest growth funds.

     Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

Q    What is your outlook for the Fund for the remainder of the year?

A Currently, the stock market is basking in the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. While we don't believe inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in wages. The recent rally in stock prices suggests that investors believe the Federal Reserve Board will successfully engineer a slowdown in growth without tipping the economy into a recession. However, volatility could remain high until then.

     The outperformance of large-cap stocks during the period was fundamentally driven, and we don't expect that to change in the coming months. As such, we believe the Pace Fund, which concentrates on these securities, is well-positioned in the current market environment.


/s/ Alan Sachtleben                    /s/ B. Robert Baker, Jr.
    -------------------                    --------------------
    Alan Sachtleben                        B. Robert Baker, Jr.
    Chief Investment Officer               Portfolio Co-Manager
    Equity Investments


/s/ Jeff D. New                        /s/ John M. Cunniff
    -------------------                    --------------------
   Jeff D. New                             John M. Cunniff
   Portfolio Co-Manager                    Portfolio Co-Manager

           Managing Your Equity Investment for Long-Term Performance

                     Van Kampen American Capital Pace Fund

Do you ever wonder how a mutual fund invests your money? At Van Kampen American Capital, we manage our equity funds so that they maintain three key characteristics: a fully invested portfolio, broadly diversified holdings, and a clearly defined structure. We believe these traits are vital in helping us achieve our objectives of consistency and excellence in long-term investment returns.

[ ] Fully Invested. The money you invest in one of our stock funds normally will be fully invested in the market to seek to maximize your potential for long-term returns.
     The importance of being fully invested is illustrated by the charts at right. By missing fewer than 4 percent of the months during the past 69 years, the value of $1 invested in 1926 was $19.48 at the end of 1996, compared to $1,371.98 for $1 that was invested for the entire period. During the five-year period (1992-1996), the average annual total return for stocks, as measured by the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index, was
15.24 percent. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was 7.96 percent. Of course, past performance is no guarantee of future performance.

[ ] Broadly Diversified. A portfolio that is broadly diversified can help reduce risk and increase relative stability. Since our goal is consistency, we emphasize stock funds that are broadly diversified both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, our stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

[ ] Clearly Defined Structure. Maintaining a fund's basic characteristics over time is an important component in delivering consistent results. It also is important to effective asset allocation. The basic characteristics of our funds are determined by a pre-defined profile which remains constant over time. If you buy a blue-chip stock fund today, it won't become a small-cap stock fund tomorrow.

We constantly evaluate the results of our approach and compare it to other similar funds. Although past performance is no guarantee of future results, we remain committed to our belief that this approach should help Van Kampen American Capital shareholders achieve consistent, competitive, long-term performance.

[BAR GRAPH APPEARS HERE]

 Fully Invested Approach
Market Returns 1926-1996

Stocks          T-Bills         Stocks
852-Months                      Minus 30
                                Best Months
$1,371          $13.54          $19.48

Source: (C) Computed using data from Stocks, Bonds, Bills, and Inflation 1997
        Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibboston and Rex A. Sinquefield). Used with permission. All rights reserved.

[BAR GRAPH APPEARS HERE]

           Market Returns
S&P 500 Average Annual Total Returns
        (12/31/91-12/31/96)



Fully           Less 10         Less 20
Invested        Best Days       Best Days
15.24%          11.19%          7.96%

Source: Vestek System

                           Portfolio of Investments
                                 June 30, 1997

--------------------------------------------------------------------------------
                                                       Number of
Description                                               Shares    Market Value
--------------------------------------------------------------------------------
Common Stocks 95.0%
Buildings & Materials 0.0%
Hanson PLC--ADR (United Kingdom) ..................      56,250     $  1,406,250
                                                                    ------------
Consumer Distribution 6.4%
American Stores Co. ...............................     273,000       13,479,375
Bed Bath & Beyond, Inc. (a) .......................      50,000        1,518,750
CompUSA, Inc. (a) .................................     120,000        2,580,000
Consolidated Stores Corp. (a) .....................     137,500        4,778,125
CVS Corp. .........................................     216,000       11,070,000
Dayton Hudson Corp. ...............................     540,800       28,763,800
Federated Department Stores, Inc. (a) .............     510,000       17,722,500
General Nutrition Cos., Inc. (a) ..................     125,000        3,500,000
Home Depot, Inc. ..................................     145,000        9,995,937
Kmart Corp. (a) ...................................      50,000          612,500
Kroger Co. (a)  ...................................     714,200       20,711,800
Lear Corp. (a)  ...................................      79,800        3,541,125
Lowe's Cos., Inc. .................................     255,000        9,466,875
Pier 1 Imports, Inc. ..............................     372,600        9,873,900
Ross Stores, Inc. .................................     230,000        7,518,125
Safeway, Inc. (a) .................................     425,000       19,603,125
Sears Roebuck & Co. ...............................      45,000        2,418,750
TJX Cos., Inc. ....................................     544,000       14,348,000
U.S. Office Products Co. (a) ......................     185,000        5,654,063
Wal-Mart Stores, Inc. .............................     180,000        6,086,250
Woolworth Corp. (a) ...............................     200,000        4,800,000
                                                                    ------------
                                                                     198,043,000
                                                                    ------------

Consumer Durables 3.0%
Brunswick Corp. ...................................      70,000        2,187,500
Chrysler Corp. ....................................     322,000       10,565,625
Cooper Tire & Rubber Co. ..........................     218,000        4,796,000
Dana Corp. ........................................     140,000        5,320,000
Eastman Kodak Co. .................................      55,000        4,221,250
Eaton Corp. .......................................      30,000        2,619,375
Ford Motor Co. ....................................     514,000       19,403,500
General Motors Corp. ..............................     285,000       15,870,937
Magna International, Inc. .........................      85,000        5,115,938
Masco Corp. .......................................      95,000        3,966,250
Maytag Corp. ......................................     318,000        8,307,750
Newell Co. ........................................     166,000        6,577,750

                                               See Notes to Financial Statements

                                 June 30, 1997

================================================================================

                                                      Number of
Description                                            Shares       Market Value
--------------------------------------------------------------------------------
Consumer Durables (Continued)
Oakwood Homes Corp................................       95,000     $  2,280,000
Sony Corp.-ADR (Japan)............................       25,000        2,200,000
                                                                    ------------
                                                                      93,431,875
                                                                    ------------
Consumer Non-Durables 8.4%
Anheuser Busch Cos., Inc..........................       99,500        4,172,781
Avon Products, Inc................................       80,000        5,645,000
Borders Group, Inc. (a)...........................      150,000        3,618,750
Campbell Soup Co..................................       55,000        2,750,000
Coca Cola Co......................................      140,000        9,450,000
Colgate-Palmolive Co..............................       47,800        3,118,950
ConAgra, Inc......................................       45,000        2,885,625
CPC International, Inc............................       50,000        4,615,625
Dial Corp.........................................      991,900       15,498,437
First Brands Corp.................................      329,800        7,564,787
Fortune Brands, Inc...............................      280,000       10,447,500
Fruit of the Loom, Inc. (a).......................      135,000        4,185,000
Gallaher Group PLC-ADR (United Kingdom) (a).......       45,000          829,688
Gillette Co.......................................       11,900        1,127,525
Heinz, H. J. & Co.................................       50,000        2,306,250
Liz Claiborne, Inc................................      235,600       10,984,850
Loews Corp........................................       20,000        2,002,500
Nautica Enterprises, Inc. (a).....................      125,000        3,304,688
PepsiCo, Inc......................................       90,000        3,380,625
Philip Morris Cos., Inc...........................    1,890,400       83,886,500
Procter & Gamble Co...............................      132,000       18,645,000
Quaker Oats Co....................................      110,000        4,936,250
Ralston Purina Group..............................       45,000        3,698,438
RJR Nabisco Holdings Corp.........................      678,000       22,374,000
Sara Lee Corp.....................................       55,000        2,289,375
Tambrands, Inc....................................      175,000        8,728,125
Tommy Hilfiger Corp. (a)..........................      385,000       15,472,187
V.F. Corp.........................................       40,000        3,405,000
                                                                    ------------
                                                                     261,323,456
                                                                    ------------
Consumer Services 7.2%
AccuStaff, Inc. (a)...............................      260,000        6,158,750
Carnival Corp.....................................      145,000        5,981,250
Cox Communications, Inc., Class A (a).............      131,200        3,148,800
Disney (Walt) Co..................................      137,000       10,994,250

                                               See Notes to Financial Statements

                                 June 30, 1997

-------------------------------------------------------------------------------

                                                      Number of
Description                                            Shares       Market Value
Consumer Services (Continued)
Doubletree Corp. (a).............................      64,800       $  2,664,900
Equifax, Inc.....................................      25,000            929,688
Evergreen Media Corp., Class A (a)...............     100,000          4,462,500
Firstplus Financial Group, Inc. (a)..............     129,000          4,386,000
Gannett, Inc.....................................     128,000         12,640,000
Harcourt General, Inc............................      40,600          1,933,575
HFS, Inc. (a)....................................     175,000         10,150,000
Hilton Hotels Corp...............................     260,000          6,906,250
Host Marriott Corp. (a)..........................      70,000          1,246,875
International Game Technology....................     685,000         12,158,750
Knight Ridder, Inc...............................      95,000          4,660,938
La Quinta Inns, Inc..............................     230,000          5,031,250
Marriot International, Inc.......................      87,000          5,339,625
New York Times Co................................     180,000          8,910,000
Omnicom Group, Inc...............................     260,000         16,022,500
Outback Steakhouse, Inc. (a).....................     119,000          2,878,313
Scripps Howard, Inc..............................      55,000          2,289,375
Service Corp. International......................     538,100         17,690,037
Tele-Communications International, Inc., Class A.   2,659,700         39,563,037
Time Warner, Inc.................................     595,400         28,728,050
Tribune Co.......................................     170,000          8,170,625
                                                                    ------------
                                                                     223,045,338
                                                                    ------------
Energy 4.3%
Amerada Hess Corp...............................      146,000          8,112,125
Amoco Corp......................................      127,900         11,119,306
Atlantic Richfield Co...........................       73,000          5,146,500
Baker Hughes, Inc...............................      104,800          4,054,450
British Petroleum PLC-ADR (United Kingdom)......      266,800         19,976,650
Chevron Corp....................................      127,000          9,390,062
Coastal Corp....................................       87,800          4,669,863
Coflexip SA-ADR (France)........................      200,000          6,025,000
ENI SPA-ADR (Italy).............................      122,000          6,893,000
Equitable Resources, Inc........................      105,000          2,979,375
J. Ray McDermott SA (a).........................      146,000          3,942,000
Pogo Producing Co...............................       62,000          2,398,625
Santa Fe International Corp. (a)................       84,400          2,869,600
Schlumberger, Ltd...............................       45,000          5,625,000
Smith International, Inc. (a)...................        5,000            303,750

                                       11      See Notes to Financial Statements

                                June 30, 1997
========================================================================

                                              Number of
Description                                      Shares     Market Value
------------------------------------------------------------------------
Energy (Continued)
Texaco, Inc....................................   82,700    $  8,993,625
Total SA--ADR (France).......................... 100,000       5,062,500
Unocal Corp....................................  171,600       6,660,225
USX-Marathon Group.............................  194,000       5,601,750
YPF Sociedad Anonima, Class D--ADR (Argentina).. 472,000      14,514,000
                                                            ------------
                                                             134,337,406
                                                            ------------
Finance 15.9%
Ace Ltd........................................   17,000       1,255,875
Ahmanson H.F. & Co.............................   95,000       4,085,000
Allstate Corp..................................  203,000      14,819,000
AMBAC, Inc.....................................  206,000      15,733,250
American Bankers Insurance Group, Inc..........  303,600      19,202,700
American Express Co............................   10,000         745,000
American International Group, Inc..............   30,000       4,481,250
BankAmerica Corp...............................  522,800      33,753,275
BankBoston Corp................................  150,000      10,809,375
Bankers Trust New York Corp....................   55,000       4,785,000
Bear Stearns Cos., Inc.........................  304,950      10,425,478
Chase Manhattan Corp...........................  231,600      22,479,675
CIGNA Corp.....................................   78,000      13,845,000
Citicorp.......................................  105,000      12,659,062
CMAC Investment Corp...........................  290,000      13,847,500
Comerica, Inc..................................   50,000       3,400,000
Conseco, Inc...................................  847,000      31,339,000
Countrywide Credit Industries, Inc.............  140,000       4,366,250
Equitable Cos., Inc............................  120,000       3,990,000
Everest Reinsurance Holdings, Inc..............  190,000       7,528,750
Exel Ltd.......................................   10,000         527,500
Federal National Mortgage Assn. (b)............  390,000      17,013,750
First Bank System, Inc.........................   78,000       6,659,250
First Union Corp...............................  169,000      15,632,500
Green Tree Financial Corp......................  300,000      10,687,500
Greenpoint Financial Corp......................   35,000       2,329,688
Hartford Life, Inc., Class A (a)...............   29,300       1,098,750
Hertz Corp., Class A (a).......................   12,900         464,400
Lehman Brothers Holdings, Inc..................  195,000       7,897,500
Lincoln National Corp..........................   65,000       4,184,375
MBIA, Inc......................................   47,000       5,302,188

                                       12      See Notes to Financial Statements

                                 June 30, 1997

================================================================================
                                                      Number of
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Finance (Continued)
Merrill Lynch & Co., Inc. .........................     115,000     $  6,856,875
MGIC Investment Corp. .............................     196,200        9,405,337
Money Store, Inc. .................................      78,600        2,254,838
NationsBank Corp. .................................      60,000        3,870,000
Nationwide Financial Services, Inc., Class A ......      42,600        1,131,563
Norwest Corp. .....................................      97,000        5,456,250
PNC Bank Corp. ....................................      74,000        3,080,250
Providian Financial Corp. .........................      70,000        2,248,750
Salomon, Inc. .....................................      25,000        1,390,625
Southtrust Corp. ..................................      75,000        3,103,125
Student Loan Marketing Assn. ......................      82,000       10,414,000
SunAmerica, Inc. ..................................     249,900       12,182,625
Torchmark, Inc. ...................................      55,000        3,918,750
Travelers Group, Inc. .............................     406,600       25,641,212
Van Kampen American Capital Small Capitalization
  Fund (an affiliate of VKAC) .....................   5,989,569       90,981,553
Washington Mutual, Inc. ...........................      75,000        4,481,250
                                                                    ------------
                                                                     491,764,844
                                                                    ------------

Healthcare 10.7%
Abbott Laboratories, Inc. .........................      68,900        4,599,075
Aetna, Inc. .......................................     232,900       23,843,137
American Home Products Corp. ......................     345,200       26,407,800
Amgen, Inc. (a) ...................................     200,000       11,625,000
Bristol-Myers Squibb Co. ..........................     401,800       32,545,800
Columbia / HCA Healthcare Corp. ...................     205,000        8,059,063
ESC Medical Systems (a) ...........................     130,000        3,315,000
HBO & Co. .........................................      70,000        4,821,250
Health Management Assn., Inc., Class A (a) ........     175,000        4,987,500
Healthsouth Corp. (a) .............................     550,000       13,715,625
Johnson & Johnson, Inc. ...........................     335,000       21,565,625
Lilly (Eli) & Co. .................................      20,000        2,186,250
Lincare Holdings, Inc. (a) ........................     301,100       12,947,300
Merck & Co., Inc. .................................     320,000       33,120,000
Oxford Health Plans, Inc. (a) .....................      35,000        2,511,250
PacifiCare Health Systems, Class B (a) ............     320,500       20,471,937
Pfizer, Inc. ......................................     185,000       22,107,500
Pharmacia & Upjohn, Inc. ..........................     173,000        6,011,750
Renal Treatment Centers, Inc. (a) .................      50,000        1,343,750
Schering-Plough Corp. .............................     695,000       33,273,125

                                       13      See Notes to Financial Statements

                                 June 30, 1997
---------------------------------------------------------------------------
                                                  Number of
Description                                        Shares      Market Value
---------------------------------------------------------------------------
Healthcare (Continued)
SmithKline Beecham PLC-ADR (United Kingdom)......   10,000     $    916,250
Tenet Healthcare Corp. (a).......................  160,000        4,730,000
U.S. Surgical Corp...............................  115,000        4,283,750
Universal Health Services, Inc., Class B (a).....  100,000        3,850,000
Vencor, Inc. (a).................................  100,000        4,225,000
Warner-Lambert Co................................   58,900        7,318,325
Watsons Pharmaceuticals, Inc. (a)................  130,000        5,492,500
Wellpoint Health Networks, Inc., Class A (a).....  235,000       10,780,625
                                                               ------------
                                                                331,054,187
                                                               ------------

Producer Manufacturing 7.8%
Agco Corp........................................   20,000          718,750
AlliedSignal, Inc................................  210,000       17,640,000
American Standard Cos., Inc. (a).................   20,000          895,000
Bouygues Offshore SA-ADR (France)................  488,000        6,100,000
Canadian Pacific Ltd.............................  295,000        8,389,063
Caterpillar, Inc.................................  140,000       15,032,500
Cognex Corp. (a).................................  128,400        3,402,600
Cooper Industries, Inc...........................   87,800        4,368,050
Cummins Engine, Inc..............................   75,000        5,292,188
Deere & Co.......................................   20,000        1,097,500
General Electric Co..............................  305,800       19,991,675
Illinois Tool Works, Inc.........................   60,000        2,996,250
Ingersoll-Rand Co................................  322,900       19,939,075
ITT Corp. (a)....................................  205,000       12,517,812
ITT Industries, Inc..............................   30,000          772,500
Johnson Controls, Inc............................   30,000        1,231,875
LucasVarity PLC-ADR (United Kingdom) (a).........  330,000       11,426,250
Minnesota Mining & Manufacturing Co..............   25,000        2,550,000
Paccar, Inc......................................   90,000        4,179,375
Parker Hannifin Corp.............................   15,000          910,313
Philips Electronics N.V.-N.Y. Registered Shares
 (Netherlands)...................................   92,000        6,612,500
Republic Industries, Inc.........................   90,000        2,238,750
Stewart & Stevenson Services, Inc................  145,000        3,770,000
Textron, Inc.....................................  220,000       14,602,500
Tyco International, Ltd..........................  125,000        8,695,312
United Technologies Corp.........................  210,000       17,430,000
United Waste Systems, Inc. (a)...................  210,000        8,610,000
USA Waste Services, Inc. (a).....................  160,000        6,180,000

                                      14     See Notes to Financial Statements


                     Portfolio of Investments (Continued)

                                 June 30, 1997
================================================================================
                                                         Number of
Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Producer Manufacturing (Continued)
WMX Technologies, Inc................................... 1,036,000  $ 33,281,500
                                                                    ------------
                                                                     240,871,338
                                                                    ------------
Raw Materials/Processing Industries 5.0%
Air Products & Chemicals, Inc...........................    51,100     4,151,875
Alcan Aluminum, Ltd.....................................    40,000     1,387,500
Bethlehem Steel Corp. (a)...............................   397,000     4,143,688
Boise Cascade Corp......................................   425,000    15,007,812
Bowater, Inc............................................   181,000     8,371,250
British Steel PLC-ADR (United Kingdom)..................   518,000    13,079,500
Cytec Industries, Inc. (a)..............................   210,000     7,848,750
Dow Chemical Co.........................................   130,000    11,326,250
Du Pont (E. I.) de Nemours & Co.........................   150,000     9,431,250
Exxon Corp..............................................    83,000     5,104,500
Georgia Pacific Corp....................................    56,000     4,781,000
Imperial Chemical Industries PLC-ADR (United Kingdom)...   154,000     8,758,750
Lyondell Petrochemical Co...............................    90,000     1,963,125
Mead Corp...............................................    62,500     3,890,625
Morton International, Inc...............................    43,500     1,313,156
Nucor Corp..............................................    60,000     3,390,000
Owens Illinois, Inc. (a)................................   100,000     3,100,000
Phelps Dodge Corp.......................................    52,000     4,429,750
Praxair, Inc............................................   310,000    17,360,000
Union Carbide Corp......................................    40,000     1,882,500
USX U.S. Steel Group, Inc...............................   292,000    10,238,250
Weyerhaeuser Co.........................................   160,000     8,320,000
Willamette Industries, Inc..............................    61,000     4,270,000
                                                                    ------------
                                                                     153,549,531
                                                                    ------------
Technology 16.5%
Adaptec, Inc. (a).......................................   152,000     5,282,000
Advanced Fibre Communications, Inc. (a).................    30,000     1,811,250
Alcatel Alsthom CGE-ADR (France)........................   100,000     2,525,000
Altera Corp. (a)........................................   140,000     7,070,000
Analog Devices, Inc. (a)................................   113,000     3,001,563
Applied Materials, Inc. (a).............................   130,000     9,205,625
Avnet, Inc..............................................   110,000     6,325,000
AVX Corp................................................    85,000     2,295,000
BMC Industries, Inc.....................................    75,000     2,568,750
BMC Software, Inc. (a)..................................   496,800    27,510,300

                                       15
                                               See Notes to Financial Statements


                     Portfolio of Investments (Continued)

                                 June 30, 1997
================================================================================
                                                         Number of
Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Technology (Continued)
Boeing Co................................................  164,000   $ 8,702,250
Cadence Design Systems, Inc. (a).........................  106,300     3,561,050
Cisco Systems, Inc. (a)..................................  236,800    15,895,200
Compaq Computer Corp. (a)................................  470,100    46,657,425
Computer Associates International, Inc...................   45,300     2,522,644
Compuware Corp. (a)......................................  180,000     8,595,000
Data General Corp. (a)...................................  135,000     3,510,000
Dell Computer Corp. (a)..................................  195,000    22,900,312
EMC Corp. (a)............................................   15,000       585,000
Ericsson L M Telephone Co., Class B-ADR (Sweden).........  111,200     4,378,500
First Data Corp..........................................   45,000     1,977,188
Gateway 2000, Inc........................................  144,000     4,671,000
General Dynamics Corp....................................   75,000     5,625,000
General Signal Corp......................................   85,000     3,708,125
Harris Corp..............................................   55,000     4,620,000
Hewlett Packard Co.......................................  130,000     7,280,000
Intel Corp...............................................  136,800    19,399,950
International Business Machines Corp.....................  307,800    27,759,712
KLA-Tencor Corp. (a).....................................   95,000     4,631,250
Linear Technology Corp...................................   85,000     4,398,750
Lockheed Martin Corp.....................................   77,000     7,974,312
LSI Logic Corp. (a)......................................  150,000     4,800,000
Lucent Technologies, Inc.................................  260,200    18,750,662
McAfee Associates, Inc. (a)..............................   80,000     5,050,000
Micron Technology, Inc...................................   35,000     1,397,813
Microsoft Corp. (a)......................................  240,000    30,330,000
Motorola, Inc............................................  105,000     7,980,000
National Semiconductor Corp. (a).........................  230,000     7,043,750
Nokia Corp.-ADR (Finland)................................  122,500     9,034,375
Northern Telecom Ltd.....................................   28,100     2,557,100
Northrop Grumman Corp....................................   65,000     5,707,812
Oracle Systems Corp. (a).................................  298,400    15,031,900
PairGain Technologies, Inc. (a)..........................   40,000       620,000
Peoplesoft, Inc. (a).....................................   30,000     1,582,500
Pitney Bowes, Inc........................................  122,000     8,479,000
Quantum Corp.............................................  243,000     4,935,937
Raytheon Co..............................................  130,000     6,630,000
Remedy Corp. (a).........................................  130,000     5,200,000

                                       16
                                                See Notes to Financial Statments

                                 June 30, 1997
--------------------------------------------------------------------------------
                                                       Number of
Description                                               Shares    Market Value
--------------------------------------------------------------------------------
Technology (Continued)
SCI Systems, Inc. (a).................................   162,000    $ 10,327,500
Scientific Atlanta, Inc...............................   250,000       5,468,750
Seagate Technology, Inc. (a)..........................   135,000       4,750,313
Stratus Computer, Inc. (a)............................    65,000       3,250,000
Sun Microsystems, Inc. (a)............................   500,000      18,609,375
Sundstrand Corp. .....................................    70,000       3,780,000
SunGard Data Systems, Inc. (a)........................   247,900      11,527,350
Telecomunicacoes Brasileiras-ADR (Brazil).............    48,000       7,284,000
Tellabs, Inc. (a).....................................   144,000       8,046,000
Texas Instruments, Inc. ..............................    45,000       3,782,813
Thomas & Betts Corp...................................    40,000       2,102,500
Western Digital Corp. (a).............................   160,000       5,060,000
Xerox Corp. ..........................................   176,600      13,929,325
                                                                    ------------
                                                                     509,995,931
                                                                    ------------
Transportation 1.1%
AMR Corp. (a).........................................    55,000       5,087,500
British Airways PLC-ADR (United Kingdom)..............    25,000       2,873,438
Canadian National Railway Co. ........................   185,000       8,093,750
Continental Airlines, Inc., Class B (a)...............   105,000       3,668,437
CSX Corp. ............................................    15,000         832,500
Delta Air Lines, Inc. ................................    25,000       2,050,000
Illinois Central Corp. ...............................   110,000       3,843,125
Norfolk Southern Corp. ...............................     5,000         503,750
UAL Corp. (a).........................................    20,000       1,431,250
United States Airways Group, Inc. (a).................   135,000       4,725,000
                                                                    ------------
                                                                      33,108,750
                                                                    ------------
Utilities 8.7%
Ameritech Corp. ......................................   172,000      11,685,250
Baltimore Gas & Electric Co. .........................   137,500       3,669,531
Bell Atlantic Corp. ..................................   296,700      22,512,112
BellSouth Corp. ......................................   325,000      15,071,875
Boston Edison Co. ....................................   143,000       3,771,625
Carolina Power & Light Co. ...........................    66,000       2,367,750
Cincinnati Bell, Inc. ................................   276,000       8,694,000
CMS Energy Corp.......................................   250,000       8,812,500
DPL, Inc. ............................................   120,000       2,955,000
DQE, Inc. ............................................    62,100       1,754,325
DTE Energy Co. .......................................   130,000       3,591,250

                                       17      See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

                                                                                               Number of
Description                                                                                       Shares        Market Value
----------------------------------------------------------------------------------------------------------------------------
Utilities (Continued)
Duke Power Co...............................................................................     390,696      $   18,728,989
Edison International........................................................................     129,000           3,208,875
Entergy Corp................................................................................     129,100           3,534,113
FPL Group, Inc..............................................................................      85,000           3,915,313
GPU, Inc....................................................................................     158,000           5,668,250
Houston Industries, Inc.....................................................................     932,000          19,979,750
Idaho Power Co..............................................................................     274,800           8,621,850
Illinova Corp...............................................................................     523,000          11,506,000
KU Energy Corp..............................................................................      65,000           2,218,125
Nipsco Industries, Inc......................................................................      70,000           2,891,875
OGE Energy Corp.............................................................................     422,500          19,223,750
PacifiCorp..................................................................................     280,000           6,160,000
Pinnacle West Capital Corp..................................................................     460,000          13,828,750
Public Service Co. of New Mexico............................................................     702,000          12,548,250
SBC Communications, Inc.....................................................................     211,300          13,074,188
Sierra Pacific Resources....................................................................      66,000           2,112,000
Southwestern Public Service Co..............................................................     110,000           4,324,375
Texas Utilities Co..........................................................................     767,900          26,444,556
U. S. West Media Group......................................................................     125,000           4,710,938
                                                                                                              --------------
                                                                                                                 267,585,165
                                                                                                              --------------
Total Long-Term Investments 95.0%
  (Cost $2,317,110,850).....................................................................                   2,939,517,071
                                                                                                              --------------
Short-Term Investments 5.3%
Repurchase Agreements 2.2%
DLJ Mortgage Acceptance Corp.
($31,290,000 par collateralized by U.S. Government obligations in a
pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $31,295,128).................                      31,290,000
SBC Warburg, Corp.
($36,000,000 par collateralized by U.S. Government obligations in a
pooled cash account, dated 06/30/97, to be sold on 07/01/97 at $36,005,600) (b).............                      36,000,000
                                                                                                              --------------
Total Repurchase Agreements.................................................................                      67,290,000
                                                                                                              --------------
U.S. Government Agency Obligations 3.1%
Federal Farm Credit Bank ($25,000,000 par, yielding 5.50%, 09/29/97 maturity) (b)...........                      24,658,000
Federal Home Loan Mortgage Corp. Discount Notes
($7,000,000 par, yielding 5.55%, 07/15/97 maturity).........................................                       6,984,017
Federal National Mortgage Assn. ($15,000,000 par, yielding 5.62%, 08/22/97 maturity) (b)....                      14,878,321
Federal National Mortgage Assn. ($21,400,000 par, yielding 5.70%, 09/25/97 maturity) (b)....                      21,119,232
Federal National Mortgage Assn. ($30,000,000 par, yielding 5.59%, 08/04/97 maturity) (b)....                      29,839,291
                                                                                                              --------------
Total U.S. Government Agency Obligations....................................................                      97,478,861
                                                                                                              --------------

                                       18      See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

Description                                                        Market Value
--------------------------------------------------------------------------------
Total Short-Term Investments
  (Cost $164,769,671)......................................      $  164,768,861

Total Investments 100.3%
  (Cost $2,481,880,521)....................................       3,104,285,932
Liabilities in Excess of Other Assets (0.3%)...............         (9,594,647)
                                                                 --------------
Net Assets 100.0%..........................................      $3,094,691,285
                                                                 ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

                                       19      See Notes to Financial Statements

                      Statement of Assets and Liabilities

                                 June 30, 1997
--------------------------------------------------------------------------------

Assets:
Total Investments (Cost $2,481,880,521)...............................................................    $3,104,285,932
Cash..................................................................................................             1,581
Receivables:
  Investments Sold....................................................................................        52,998,503
  Dividends...........................................................................................         4,507,414
  Fund Shares Sold....................................................................................         1,504,186
Other.................................................................................................            31,014
                                                                                                          --------------
   Total Assets.......................................................................................     3,163,328,630
                                                                                                          --------------
Liabilities:
Payables:
  Investments Purchased...............................................................................        60,476,774
  Fund Shares Repurchased.............................................................................         4,028,382
  Distributor and Affiliates..........................................................................         1,718,768
  Investment Advisory Fee.............................................................................         1,129,187
  Variation Margin on Futures.........................................................................           831,250
  Income Distributions................................................................................            41,873
Deferred Compensation and Retirement Plans............................................................           237,864
Accrued Expenses......................................................................................           173,247
                                                                                                          --------------
   Total Liabilities..................................................................................        68,637,345
                                                                                                          --------------
Net Assets............................................................................................    $3,094,691,285
                                                                                                          ==============
Net Assets Consist of:
Capital...............................................................................................    $2,110,810,417
Net Unrealized Appreciation...........................................................................       623,187,786
Accumulated Net Realized Gain.........................................................................       345,665,844
Accumulated Undistributed Net Investment Income.......................................................        15,027,238
                                                                                                          --------------
Net Assets............................................................................................    $3,094,691,285
                                                                                                          ==============
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $2,992,225,590
    and 215,699,117 shares of beneficial interest issued and outstanding).............................    $        13.87
    Maximum sales charge (5.75%* of offering price)...................................................               .85
                                                                                                          --------------
    Maximum offering price to public..................................................................    $        14.72
                                                                                                          ==============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $95,495,837
    and 6,955,032 shares of beneficial interest issued and outstanding)...............................    $        13.73
                                                                                                          ==============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $6,969,858
    and 506,841 shares of beneficial interest issued and outstanding)................................     $        13.75
                                                                                                          ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                       20      See Notes to Financial Statements

                            Statement of Operations

                       For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

Investment Income:
Dividends ($2,706,505 from affiliates of VKAC)....................  $ 43,708,175
Interest..........................................................    10,658,882
                                                                    ------------
  Total Income....................................................    54,367,057
                                                                    ------------
Expenses:
Investment Advisory Fee...........................................    12,472,408
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $6,281,679, $777,429 and
  $45,356, respectively)..........................................     7,104,464
Shareholder Services..............................................     5,403,905
Legal.............................................................       227,608
Custody...........................................................        88,684
Trustees Fees and Expenses........................................        76,500
Other.............................................................     1,909,638
                                                                    ------------
  Total Expenses..................................................    27,283,207
  Less Expenses Reimbursed........................................         9,500
                                                                    ------------
  Net Expenses....................................................    27,273,707
                                                                    ------------
Net Investment Income.............................................  $ 27,093,350
                                                                    ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments ($8,835,398 from affiliates of VKAC)................  $380,205,327
  Futures.........................................................    23,762,897
                                                                    ------------
Net Realized Gain.................................................   403,968,224
                                                                    ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................................   319,984,937
                                                                    ------------
  End of the Period:
    Investments...................................................   622,405,411
    Futures.......................................................       782,375
                                                                    ------------
                                                                     623,187,786
                                                                    ------------
Net Unrealized Appreciation During the Period.....................   303,202,849
                                                                    ------------
Net Realized and Unrealized Gain..................................  $707,171,073
                                                                    ============
Net Increase in Net Assets From Operations........................  $734,264,423
                                                                    ============

                                       21      See Notes to Financial Statements

                     Statement of Changes in Net Assets

              For the Years Ended June 30, 1997 and June 30, 1996
================================================================================

                                                                               Year Ended             Year Ended
                                                                            June 30, 1997          June 30, 1996
----------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................       $    27,093,350        $    25,132,432
Net Realized Gain..................................................           403,968,224            388,484,135
Net Unrealized Appreciation During the Period......................           303,202,849             51,718,717
                                                                          ---------------        ---------------
Change in Net Assets from Operations...............................           734,264,423            465,335,284
                                                                          ---------------        ---------------
Distributions from Net Investment Income:
 Class A Shares....................................................           (24,328,961)           (28,239,265)
 Class B Shares....................................................              (153,305)              (222,479)
 Class C Shares....................................................                (7,447)                (9,253)
                                                                          ---------------        ---------------
                                                                              (24,489,713)           (28,470,997)
                                                                          ---------------        ---------------
Distributions from Net Realized Gain:
 Class A Shares....................................................          (251,595,348)          (331,334,720)
 Class B Shares....................................................            (7,068,097)            (7,831,468)
 Class C Shares....................................................              (343,340)              (325,710)
                                                                          ---------------        ---------------
                                                                             (259,006,785)          (339,491,898)
                                                                          ---------------        ---------------
    Total Distributions............................................          (283,496,498)          (367,962,895)
                                                                          ---------------        ---------------

Net Change in Net Assets from Investment Activities................           450,767,925             97,372,389
                                                                          ---------------        ---------------
From Capital Transactions:
Proceeds from Shares Sold..........................................         1,643,070,575          1,607,079,515
Net Asset Value of Shares Issued Through Dividend Reinvestment.....           262,459,571            340,170,631
Cost of Shares Repurchased.........................................        (1,872,518,515)        (1,768,285,634)
                                                                          ---------------        ---------------
Net Change in Net Assets from Capital Transactions.................            33,011,631            178,964,512
                                                                          ---------------        ---------------
Total Increase in Net Assets.......................................           483,779,556            276,336,901
Net Assets:
Beginning of the Period............................................         2,610,911,729          2,334,574,828
                                                                          ---------------        ---------------
End of the Period (Including accumulated undistributed net
investment income of $15,027,238 and $11,815,798, respectively)....       $ 3,094,691,285        $ 2,610,911,729
                                                                          ===============        ===============

                                      22       See Notes to Financial Statements

                             Financial Highlights

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

================================================================================

                                                                                                Year Ended June 30,
                                                                               ----------------------------------------------------
Class A Shares                                                                     1997    1996(a)    1995(a)       1994       1993
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...................................    $  11.92   $  11.62   $  11.05   $  12.95   $  13.21
                                                                               --------   --------   --------   --------   --------
  Net Investment Income....................................................        .132        .12        .14        .13       .165
  Net Realized and Unrealized Gain/Loss....................................       3.191       2.09       1.85     (.1475)      1.69
                                                                               --------   --------   --------   --------   --------
Total from Investment Operations...........................................       3.323       2.21       1.99     (.0175)     1.855
                                                                               --------   --------   --------   --------   --------
Less:
  Distributions from and in Excess of Net Investment Income................        .121        .15      .1225       .135       .145
  Distributions from Net Realized Gain.....................................       1.250       1.76     1.2975     1.7475       1.97
                                                                               --------   --------   --------   --------   --------
Total Distributions........................................................       1.371       1.91       1.42     1.8825      2.115
                                                                               --------   --------   --------   --------   --------
Net Asset Value, End of the Period.........................................    $ 13.872     $11.92   $  11.62   $  11.05   $  12.95
                                                                               ========   ========   ========   ========   ========
Total Return (b)...........................................................       30.06%     20.48%     20.62%      (.64%)    15.20%
Net Assets at End of the Period (In millions)..............................    $2,992.2   $2,534.3   $2,279.4   $2,152.5   $2,446.2
Ratio of Expenses to Average Net Assets (c)................................         .97%       .94%      1.04%      1.02%      1.06%
Ratio of Net Investment Income to Average Net Assets (c)...................        1.01%      1.02%      1.24%       .99%      1.22%
Portfolio Turnover.........................................................         144%       213%       248%       112%       113%
Average Commission Paid Per Equity Share Traded (d)........................    $  .0597   $  .0550          -          -          -

(a)  Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                      23       See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------

                                                                           Year Ended June 30,
                                                                ------------------------------------------
Class B Shares                                                  1997    1996(a)  1995(a)   1994(a) 1993(a)
Net Asset Value, Beginning of the Period....................    $ 11.81  $ 11.53  $ 10.96  $ 12.86  $ 13.13
                                                                -------  -------  -------  -------  -------
  Net Investment Income.....................................       .046      .02      .05      .03      .03
  Net Realized and Unrealized Gain/Loss.....................      3.151     2.07     1.85   (.1575)   1.705
                                                                -------  -------  -------  -------  -------
Total from Investment Operations............................      3.197     2.09     1.90   (.1275)   1.735
                                                                -------  -------  -------  -------  -------
Less:
  Distributions from and in Excess of Net Investment Income..      .027      .05    .0325     .025     .035
  Distributions from Net Realized Gain.......................     1.250     1.76   1.2975   1.7475     1.97
                                                                -------  -------  -------  -------  -------
Total Distributions..........................................     1.277     1.81     1.33   1.7725    2.005
                                                                -------  -------  -------  -------  -------
Net Asset Value, End of the Period...........................   $13.730  $ 11.81  $ 11.53  $ 10.96  $ 12.86
                                                                =======  =======  =======  =======  =======
Total Return (b).............................................    29.08%   19.44%   19.73%   (1.46%)  12.84%
Net Assets at End of the Period (In millions)................   $  95.5  $  72.1   $ 53.0   $ 35.8   $ 27.7
Ratio of Expenses to Average Net Assets (c)..................     1.74%    1.75%    1.84%    1.79%    1.98%
Ratio of Net Investment Income to Average Net Assets (c).....      .23%     .21%     .44%     .21%     .25%
Portfolio Turnover...........................................      144%     213%     248%     112%     113%
Average Commission Paid Per Equity Share Traded (d)..........   $ .0597  $ .0550        -        -        -

(a) Based on average shares outstanding.
(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.
(d) Represents the Average Brokerage Commission Paid Per Equity Share
    Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                       24      See Notes to Financial Statements

--------------------------------------------------------------------------------
                       Financial Highlights (Continued)
--------------------------------------------------------------------------------

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================


                                                                                                                August 27, 1993
                                                                           Year Ended June 30, 1994               (Commencement
                                                                       -------------------------------      of Distribution) to
Class C Shares                                                             1997     1996(a)    1995(a)         June 30, 1994(a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............................   $  11.83    $  11.52   $  10.99                  $ 13.25
                                                                       --------    --------   --------                  -------
        Net Investment Income.......................................       .036         .02        .05                      .02
        Net Realized and Unrealized Gain/Loss.......................      3.163        2.10       1.81                   (.4375)
                                                                       --------    --------   --------                  -------
Total from Investment Operations....................................      3.199        2.12       1.86                   (.4175)
                                                                       --------    --------   --------                  -------
        Less:
        Distributions from and in Excess of Net Investment Income...       .027         .05      .0325                     .095
        Distributions from Net Realized Gain........................      1.250        1.76     1.2975                   1.7475
                                                                       --------    --------   --------                  -------
Total Distributions.................................................      1.277        1.81       1.33                   1.8425
                                                                       --------    --------   --------                  -------
Net Asset Value, End of the Period..................................   $ 13.752    $  11.83   $  11.52                  $ 10.99
                                                                       ========    ========   ========                  =======
Total Return (b)....................................................     29.04%      19.74%     19.27%                    (3.70%)*
Net Assets at End of the Period (In millions).......................   $    7.0    $    4.5   $    2.2                  $   1.2
Ratio of Expenses to Average Net Assets (c).........................      1.74%       1.75%      1.84%                    1.81%
Ratio of Net Investment Income to Average Net Assets (c)............       .23%        .15%       .44%                     .24%
Portfolio Turnover..................................................       144%        213%       248%                     112%
Average Commission Paid per Equity Share Traded (d).................   $  .0597    $  .0550         --                       --


(a)  Based on average shares outstanding.
(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.
(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
* Non-Annualized

                                       25      See Notes to Financial Statements

                         Notes to Financial Statements

                                 June 30, 1997
================================================================================
1. Significant Accounting Policies
Van Kampen American Capital Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide long-term growth of capital by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     Net realized gain differs for financial reporting and tax purposes as a result of the deferral for tax purposes of losses resulting from wash sales and the mark to market of open futures contracts at June 30, 1997.
     At June 30, 1997 for federal income tax purposes, cost of long- and short-term investments is $2,486,517,863; the aggregate gross unrealized appreciation is $643,298,224 and the aggregate gross unrealized depreciation is $25,530,155, resulting in net unrealized appreciation of $617,768,069.

                                June 30, 1997
================================================================================
E. Distribution of Income and Gains-The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Permanent differences related to the recognition of certain expenses which are not deductible for tax purposes totalling $607,803 have been reclassified from accumulated undistributed net investment income to capital.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                   % Per Annum
================================================================================
First $1 billion...................................................    .50 of 1%
Next $1 billion....................................................    .45 of 1%
Next $1 billion....................................................    .40 of 1%
Over $3 billion....................................................    .35 of 1%

     For the year ended June 30, 1997 the fund recognized expenses of approximately $219,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended June 30, 1997, the Fund recognized expenses of approximately $370,300 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $4,496,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Additionally, for the year ended June 30, 1997, the Fund paid VKAC approximately $235,600 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500. The Adviser reimbursed the Fund for these Plan expenses through December 31, 1996.

     For the year ended June 30, 1997, the Fund paid brokerage commissions to Dean Witter and Morgan Stanley Group, Inc., both of which are affiliates of VKAC, of $24,540 and $180,596, respectively.

                                June 30, 1997
================================================================================
     During the year ended June 30, 1997, the Fund entered into transactions with the following Van Kampen American Capital Funds which were remanaged by the
Adviser:

                                                            Transactions
                                              % of        During the Period
                                                     ---------------------------
                                        Net Assets       Cost of        Proceeds
                                  at June 30, 1997     Purchases        of Sales
--------------------------------------------------------------------------------
Foreign Securities Fund......................0.00%   $36,923,146     $38,710,958
Small Capitalization Fund....................2.94%    45,979,720      48,838,990

     At June 30, 1997, the Fund owned approximately 45% of the Van Kampen American Capital Small Capitalization Fund. This entity does not charge an investment advisory fee or sales charge and the shares of this entity may only be purchased by other funds in the Van Kampen American Capital fund complex.

3. Capital Transactions
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At June 30, 1997, capital aggregated $2,022,226,740, $82,758,561 and
$5,825,116 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                   Shares              Value
--------------------------------------------------------------------------------
Sales:
  Class A...................................  105,486,346    $ 1,322,487,505
  Class B...................................   21,645,218        268,448,586
  Class C...................................    4,201,247         52,134,484
                                             ------------    ---------------
Total Sales.................................  131,332,811    $ 1,643,070,575
                                             ============    ===============

Dividend Reinvestment:
  Class A...................................   21,956,046    $   255,568,391
  Class B...................................      568,820          6,581,245
  Class C...................................       26,765            309,935
                                             ------------    ---------------
Total Dividend Reinvestment.................   22,551,631    $   262,459,571
                                             ============    ===============

Repurchases:
  Class A................................... (124,366,182)   $(1,557,255,115)
  Class B...................................  (21,362,800)      (264,482,526)
  Class C...................................   (4,098,959)       (50,780,874)
                                             ------------    ---------------
Total Repurchases........................... (149,827,941)   $(1,872,518,515)
                                             ============    ===============

                                June 30, 1997
================================================================================
     At June 30, 1996, capital aggregated $2,002,015,537, $72,228,478 and
$4,162,574 for Classes A, B, and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                  Shares               Value
============================================================================
Sales:
  Class A.................................   107,853,497     $ 1,289,182,633
  Class B.................................    22,765,160         270,611,054
  Class C.................................     3,991,112          47,285,828
                                            ------------     ---------------
Total Sales...............................   134,609,769     $ 1,607,079,515
                                            ============     ===============
Dividend Reinvestment:
  Class A.................................    30,359,648     $   332,438,649
  Class B.................................       682,294           7,437,204
  Class C.................................        27,055             294,778
                                            ------------     ---------------
Total Dividend Reinvestment...............    31,068,997     $   340,170,631
                                            ============     ===============

Repurchases:
  Class A.................................  (121,801,653)    $(1,461,520,981)
  Class B.................................   (21,936,339)       (261,183,146)
  Class C.................................    (3,834,141)        (45,581,507)
                                            ------------     ---------------
Total Repurchases.........................  (147,572,133)    $(1,768,285,634)
                                            ============     ===============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                           Contingent Deferred
                                                              Sales Charge
Year of Redemption                                         Class B     Class C
==============================================================================
First...................................................     5.00%       1.00%
Second..................................................     4.00%       None
Third...................................................     3.00%       None
Fourth..................................................     2.50%       None
Fifth...................................................     1.50%       None
Sixth and Thereafter....................................     None        None

     For the year ended June 30, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $293,700 and CDSC on the redeemed shares of Classes B and C of approximately $105,000. Sales charges do not represent expenses of the Fund.

                                 June 30, 1997
--------------------------------------------------------------------------------

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,718,121,402 and $3,940,342,270, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index and to manage the Funds overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the year ended June 30, 1997, were as follows:

                                                                       Contracts
--------------------------------------------------------------------------------
Outstanding at June 30, 1996.........................................       330

Futures Opened.......................................................     1,882

Futures Closed.......................................................    (1,962)
                                                                       ---------
Outstanding at June 30, 1997.........................................       250
                                                                       =========

     The futures contracts outstanding as of June 30, 1997, and the description and unrealized appreciation are as follows:


                                                                      Unrealized
                                                        Contracts   Appreciation
--------------------------------------------------------------------------------
Long Contracts--S&P 500 Index Futures
  September 1997--(Current notional value of
   $445,125 per contract).............................        250       $782,375
                                                        =========   ============

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $819,900.

                      Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Pace Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Pace Fund (the "Fund") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and the application of alternative procedures where confirmations were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP


Houston, Texas
August 1, 1997

               Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                          Result of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of trustees and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 118,050,012 shares voted for the proposal, 3,729,530 shares voted against and 10,362,038 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 126,916,321 shares voted in his favor and 5,225,259 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 126,878,670 shares voted in his favor and 5,262,909 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee to the Fund, 126,900,271 shares voted in her favor and 5,241,308 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 126,943,387 shares voted in his favor and 5,198,193 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 126,975,426 shares voted in his favor and 5,166,154 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 126,817,108 shares voted in his favor and 5,324,472 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 126,936,677 shares voted in his favor and 5,204,902 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 126,811,880 shares voted in his favor and 5,329,699 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 126,934,626 shares voted in his favor and 5,206,953 shares withheld. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 120,791,475 shares voted for the proposal, 1,678,064 shares voted against and 9,672,041 shares abstained.

                    Van Kampen American Capital Pace Fund


Board of Trustees

J. Miles Branagan

Richard M. DeMartini*

Linda Hutton Heagy

R. Craig Kennedy

Jack E. Nelson

Jerome L. Robinson

Phillip B. Rooney

Fernando Sisto

Wayne W. Whalen* -Chairman

Officers

Dennis J. McDonnell*
  President

Ronald A. Nyberg*
  Vice President and Secretary

Edward C. Wood, III*
  Vice President and Chief Financial Officer

Curtis W. Morell*
  Vice President and Chief Accounting Officer

John L. Sullivan*
  Treasurer

Tanya M. Loden*
  Controller

Peter W. Hegel*

Alan T. Sachtleben*

Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002

                                       *   "Interested" persons of the Fund, as
                                           defined in the Investment Company Act
                                           of 1940.

                                       (C) Van Kampen American Capital
                                           Distributors, Inc., 1997 All rights
                                           reserved.

                                       SM  denotes a service mark of Van Kampen
                                           American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

Bulk Rate
U.S. Postage
PAID
VAN KAMPEN
AMERICAN CAPITAL


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181